                                                                    Exhibit 99.2

                                            Boston Properties, Inc.
                                            800 Boylston Street, Suite 400
                                            Boston, MA 02199
                                            (NYSE: BXP)


AT THE COMPANY                    AT THE FINANCIAL RELATIONS BOARD
--------------                    --------------------------------
Elaine Sellmayer                  Marilynn Meek - General Info. (212) 445-8431
Investor Relations                Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                    Judith Sylk-Siegel - Media (212) 445-8431


                       BOSTON PROPERTIES, INC. ANNOUNCES
                       ---------------------------------
                          SECOND QUARTER 2001 RESULTS
                          ---------------------------

           Reports diluted FFO per share of $0.86 before accounting charge related to SFAS No. 133 of ($0.04) per share

BOSTON, MA, JULY 18, 2001 - Boston Properties, Inc. (NYSE: BXP) today reported results for the second quarter ended June 30, 2001.

Funds from Operations (FFO) for the quarter ended June 30, 2001 were $81.4 million, or $0.90 per share basic and $0.86 per share diluted before an accounting charge of approximately ($0.04) per share on a diluted basis related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" for the quarter ended June 30, 2001.

FFO for the quarter includes a charge of $6.5 million or $0.05 per share resulting from the write-down of the Company's equity investments ("Technology Investments") in Allied Riser (NASDAQ:ARCC) and Cypress Communications (NASDAQ:CYCO). After this write-down, the Company's only remaining Technology Investment is a $4.3 million investment in Captivate Network Inc., a privately held company.

FFO for the second quarter of 2001 compares to FFO of $59.3 million, or $0.87 per share basic and $0.83 per share diluted for the quarter ended June 30, 2000. Excluding the Technology Investment write-down, and the charges related to SFAS 133, this represents a 9.6% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 89,989,616 and 105,259,081, respectively, for the quarter ended June 30, 2001 and 67,991,227 and 82,582,547, respectively, for the same quarter last year.

Net income before the gain on sale of the Maryland industrial buildings and the charges related to SFAS 133, totaled $51.0 million or $0.55 per share diluted in the second quarter of 2001 as compared to $34.6 million or $0.50 per share diluted for the same period in 2000. Excluding the Technology Investment write-down, the gain on sale of the

                                    -MORE-

Maryland industrial buildings and the charges related to SFAS 133, this represents a 22.0% per share increase in net income year over year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 2001. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of June 30, 2001, the Company's portfolio consisted of 145 properties comprising more than 40.6 million square feet, including 13 properties under development totaling 5.1 million square feet. The overall occupancy rate for the properties in service as of June 30, 2001 was 97.0%.

Additional highlights of the second quarter include:

 . The closing of the acquisition of the approximately 1.6 million square foot office tower in New York City known as Citigroup Center on April 25, 2001. The acquisition, totaling approximately $755 million, was funded through new mortgage financing totaling $525 million (bearing interest at a fixed rate of 7.1855% and maturing on May 11, 2011) and equity contributions of $195 million from Boston Properties and $35 million from the Company's joint venture partner.

 . The repayment of mortgage financing totaling $5.8 million collateralized by Newport Office Park on May 24, 2001.

 . The closing of construction financing totaling $493.5 million collateralized by the Times Square Tower development project in Times Square, New York on May 29, 2001. Such financing matures on November 29, 2004 and bears interest at a rate of Eurodollar + 1.95%.

 . The disposition of Maryland Industrial Park, Buildings Two and Three, consisting of two industrial buildings totaling approximately 183,945 square feet, on June 29, 2001 for net proceeds of approximately $7.6 million. The property was sold using a like-kind exchange technique with the acquisition of a parcel of land known as 4/th/ Avenue in Waltham, Massachusetts in the 1/st/ quarter of 2001.

 .  The completion of two development projects consisting of an approximately
   120,000 square foot office building in the Andover Office Park Development in Andover, Massachusetts and an approximately 178,216 square foot office building known as 2600 Tower Oaks Boulevard in Rockville, Maryland. These projects are 76% and 71% leased, respectively.

Boston Properties will conduct a conference call tomorrow, July 19, 2001 at 10:00 AM (Eastern Time) to discuss the results of this year's second quarter. The number to call for this interactive teleconference is (888) 413-4411. A replay of the conference call will be available through July 26, 2001 by dialing (888) 266-2086 and entering the passcode 5343644.

Additionally, a copy of Boston Properties' second quarter 2001 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at http://www.bostonproperties.com. These materials are also
                     -------------------------------
available by contacting Investor Relations at 617-236-3300 or by written request to:

          Investor Relations
          Boston Properties
          800 Boylston Street
          Boston, MA 02199


Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

This press release contains forward-looking statements within the meaning of the Federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties' control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                           Financial tables follow.

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                 June 30,                   December 31,
                                                                                   2001                         2000
                                                                            --------------------        ----------------------
                                                                                (unaudited)
                                                                                (in thousands, except for share amounts)

                               ASSETS
                               ------

Real estate:                                                                $          7,165,977        $            6,112,779
   Less: accumulated depreciation                                                       (647,881)                     (586,719)
                                                                            --------------------        ----------------------
       Total real estate                                                               6,518,096                     5,526,060

Cash and cash equivalents                                                                165,764                       280,957
Escrows                                                                                   31,577                        85,561
Investments in securities                                                                  4,297                         7,012
Tenant and other receivables                                                              26,337                        26,852
Accrued rental income                                                                    104,304                        91,684
Deferred charges, net                                                                    100,804                        77,319
Prepaid expenses and other assets                                                         47,962                        41,154
Investments in unconsolidated joint ventures                                              94,155                        89,871
                                                                            --------------------        ----------------------
           Total assets                                                     $          7,093,296        $            6,226,470
                                                                            ====================        ======================

                LIABILITIES AND STOCKHOLDERS' EQUITY
                ------------------------------------

Liabilities:
   Mortgage notes and bonds payable                                         $          4,177,670        $            3,414,891
   Accounts payable and accrued expenses                                                  42,203                        57,338
   Dividends and distributions payable                                                    78,241                        71,274
   Interest rate contracts                                                                19,045                             -
   Accrued interest payable                                                               12,067                         5,599
   Other liabilities                                                                      72,410                        51,926
                                                                            --------------------        ----------------------
           Total liabilities                                                           4,401,636                     3,601,028
                                                                            --------------------        ----------------------

Commitments and contingencies                                                                  -                             -
                                                                            --------------------        ----------------------
Minority interests                                                                       851,868                       877,715
                                                                            --------------------        ----------------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
   and outstanding                                                                       100,000                       100,000
                                                                            --------------------        ----------------------
Stockholders' equity:
   Excess stock, $.01 par value, 150,000,000 shares
       authorized, none issued or outstanding                                                  -                             -
   Common stock, $.01 par value, 250,000,000 shares
       authorized, 90,350,510 and 86,630,089 issued and
       outstanding in 2001 and 2000, respectively                                            904                           866
   Additional paid-in capital                                                          1,774,335                     1,673,349
   Dividends in excess of earnings                                                       (19,193)                      (13,895)
   Unearned compensation                                                                  (2,386)                         (848)
   Accumulated other comprehensive loss                                                  (13,868)                      (11,745)
                                                                            --------------------        ----------------------
       Total stockholders' equity                                                      1,739,792                     1,647,727
                                                                            --------------------        ----------------------
            Total liabilities and stockholders' equity                      $          7,093,296        $            6,226,470
                                                                            ====================        ======================

                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                            Three months ended            Six months ended
                                                                                  June 30,                      June 30,
                                                                        -----------------------   ----------------------------------
                                                                         2001             2000          2001             2000
                                                                        ---------   -----------   ------------   -------------------
                                                                          (unaudited and in thousands, except for per share amounts)
   Revenue
       Rental:
           Base rent                                                    $ 208,071   $   177,953   $    393,762   $      348,290
           Recoveries from tenants                                         27,266        22,734         53,444           46,070
           Parking and other                                               13,533        12,289         27,279           25,297
                                                                        ---------   -----------   ------------   --------------
               Total rental revenue                                       248,870       212,976        474,485          419,657
       Development and management services                                  3,110         2,876          6,507            5,739
       Interest and other                                                   4,289         1,407          8,733            2,117
                                                                        ---------   -----------   ------------   --------------
               Total revenue                                              256,269       217,259        489,725          427,513
                                                                        ---------   -----------   ------------   --------------

   Expenses
       Operating                                                           76,865        64,035        147,208          129,212
       General and administrative                                           9,880         8,589         19,830           15,997
       Interest                                                            55,870        56,243        103,723          111,458
       Depreciation and amortization                                       36,675        32,395         71,415           64,626
       Loss on investments in securities                                    6,500             -          6,500                -
                                                                        ---------   -----------   ------------   --------------
               Total expenses                                             185,790       161,262        348,676          321,293
                                                                        ---------   -----------   ------------   --------------
   Income before net derivative losses, minority interests and
     income from unconsolidated joint ventures                             70,479        55,997        141,049          106,220
   Net derivative losses                                                   (4,733)            -         (7,788)               -
   Minority interests in property partnerships                                510          (240)           255             (436)
   Income from unconsolidated joint ventures                                  717           662          1,844              807
                                                                        ---------   -----------   ------------   --------------
   Income before minority interest in Operating Partnership                66,973        56,419        135,360          106,591
   Minority interest in Operating Partnership                             (18,138)      (20,193)       (37,162)         (37,745)
                                                                        ---------   -----------   ------------   --------------
   Income before gain on sale of real estate                               48,835        36,226         98,198           68,846
   Gain on sale of real estate, net                                         1,851           297          6,505              297
                                                                        ---------   -----------   ------------   --------------
   Income before cumulative effect of a change in accounting principle     50,686        36,523        104,703           69,143
   Cumulative effect of a change in accounting principle, net of
     minority interest                                                          -             -         (6,767)               -
                                                                        ---------   -----------   ------------   --------------
   Net income before preferred dividend                                    50,686        36,523         97,936           69,143
   Preferred dividend                                                      (1,648)       (1,643)        (3,291)          (3,286)
                                                                        ---------   -----------   ------------   --------------
   Net income available to common shareholders                          $  49,038   $    34,880   $     94,645   $       65,857
                                                                        =========   ===========   ============   ==============

   Basic earnings per share:
       Income before gain on sale of real estate and cumulative
         effect of a change in accounting principle                     $    0.52   $      0.50   $       1.06   $         0.97
       Gain on sale of real estate, net of minority interest                 0.02          0.01           0.07                -
       Cumulative effect of a change in accounting principle, net of
         minority interest                                                      -             -          (0.07)               -
                                                                        ---------   -----------   ------------   --------------
       Net income available to common shareholders                      $    0.54   $      0.51   $       1.06   $         0.97
                                                                        =========   ===========   ============   ==============
       Weighted average number of common shares outstanding                89,990        67,991         89,365           67,973
                                                                        =========   ===========   ============   ==============

   Diluted earnings per share:
       Income before gain on sale of real estate and cumulative
         effect of a change in accounting principle                     $    0.51   $      0.50   $       1.03   $         0.96
       Gain on sale of real estate, net of minority interest                 0.02             -           0.07                -
       Cumulative effect of a change in accounting principle, net of
         minority interest                                                      -             -          (0.07)               -
                                                                        ---------   -----------   ------------   --------------
       Net income available to common shareholders                      $    0.53   $      0.50   $       1.03   $         0.96
                                                                        =========   ===========   ============   ==============
       Weighted average number of common and common
           equivalent shares outstanding                                   92,274        69,582         91,739           69,157
                                                                        =========   ===========   ============   ==============

                                BOSTON PROPERTIES, INC.
                                 FUNDS FROM OPERATIONS
                             (unaudited and in thousands)

                                                                             Three months ended         Six months ended
                                                                                  June 30,                   June 30,
                                                                            --------------------      ----------------------
                                                                              2001        2000           2001        2000
                                                                            ---------   --------      ---------    ---------
Income before net derivative losses (SFAS No. 133),
  minority interests and income from unconsolidated joint ventures          $ 70,479    $ 55,997      $ 141,049    $ 106,220

Add:
  Real estate depreciation and amortization                                   37,599      32,497         73,156       64,549
  Income from unconsolidated joint ventures                                      717         662          1,844          807
Less:
  Net derivative losses (SFAS No. 133)                                        (4,733)          -         (7,788)           -
  Minority property partnerships' share of funds from operations                (411)       (266)          (714)        (490)
  Preferred dividends and distributions                                       (8,260)     (8,250)       (16,481)     (16,500)
                                                                            --------    --------      ---------    ---------

Funds from operations                                                       $ 95,391    $ 80,640      $ 191,066    $ 154,586
Add:
  Net derivative losses (SFAS No. 133)                                         4,733           -          7,788            -
                                                                            --------    --------      ---------    ---------
Funds from operations before net derivative losses (SFAS No. 133)           $100,124    $ 80,640      $ 198,854    $ 154,586
                                                                            ========    ========      =========    =========

Funds from operations available to common shareholders
  before net derivative losses (SFAS No. 133)                               $ 81,410    $ 59,347      $ 160,583    $ 113,767
                                                                            ========    ========      =========    =========

Weighted average shares outstanding - basic                                   89,990      67,991         89,365       67,973
                                                                            ========    ========      =========    =========
  FFO per share basic before net derivative losses (SFAS No. 133)           $   0.90    $   0.87      $    1.80    $    1.67
                                                                            ========    ========      =========    =========

Weighted average shares outstanding - diluted                                105,259      82,583        104,726       81,871
                                                                            ========    ========      =========    =========
  FFO per share diluted before net derivative losses (SFAS No. 133)         $   0.86    $   0.83      $    1.71    $    1.61
                                                                            ========    ========      =========    =========
  FFO per share diluted after net derivative losses (SFAS No. 133)          $   0.82    $   0.83      $    1.65    $    1.61
                                                                            ========    ========      =========    =========

                            BOSTON PROPERTIES, INC.
                              PORTFOLIO OCCUPANCY

                                            Occupancy by Location
                                        June 30, 2001       December 31, 2000
                                     ----------------    --------------------
Greater Boston                                  94.6%                   99.3%
Greater Washington, D.C.                        98.0%                   98.5%
Midtown Manhattan                               99.8%                   99.9%
Baltimore, MD                                   99.8%                   99.8%
Richmond, VA                                    99.6%                  100.0%
Princeton/East Brunswick, NJ                    96.6%                   98.7%
Greater San Francisco                           95.0%                   97.9%
Bucks County, PA                               100.0%                  100.0%
                                     ----------------    --------------------
         Total Portfolio                        97.0%                   98.9%
                                     ================    ====================



                                               Occupancy by Type
                                        June 30, 2001       December 31, 2000
                                     ----------------    --------------------
Class A Office Portfolio                        97.1%                   99.0%
Office/Technical Portfolio                      98.5%                   98.0%
Industrial Portfolio                            87.3%                   95.9%
                                     ----------------    --------------------
         Total Portfolio                        97.0%                   98.9%
                                     ================    ====================